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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 19, 2007


                                   BIW LIMITED
             (Exact name of registrant as specified in its charter)


        CONNECTICUT                      1-31374                 04-3617838
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

                  230 BEAVER STREET, ANSONIA, CONNECTICUT 06401
          (Address of principal executive offices, including zip code)

                                 (203) 735-1888
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01. OTHER EVENTS.

On November 19, 2007 BIW Limited (the "Company") issued the press release attached as Exhibit 99.1 hereto announcing Department of Public Utility Control
(DPUC) approval of the merger of the Company with the South Central Connecticut Regional Water Authority and certain related matters.

ITEM 9.01. EXHIBITS.

(d) Exhibits

EXHIBIT NO.      DESCRIPTION

   99.1          Press Release dated November 19, 2007























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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            BIW LIMITED


Date: November 19, 2007                     By: /s/ John S. Tomac
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                                                John S. Tomac
                                                President


























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